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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: March 25, 1998
                        (Date of earliest event reported)

                              LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

            0-18734                                   33-0314804
   (Commission File Number)                (IRS Employer Identification No.)

            11077 North Torrey Pines Road, La Jolla, California 92037
                 (Address of principal executive offices)     (Zip code)

                                 (619) 558-0364
               (Registrants telephone number, including area code)


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Item 5. OTHER EVENTS

        On March 25, 1998, LIDAK Pharmaceuticals, a California corporation (the "Company"), announced that it had entered into an Agreement of Compromise and Settlement (the "Agreement") dated as of March 24, 1998 between the Company and HealthMed Inc., Mitchell J. Stein, George P. Rutland, Edward L. Hennessy, Jr. and Wallace O. Raubenheimer. A copy of the Press Release announcing the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c)     Exhibits

                (i)     Exhibit 99.1 -- Press Release dated March 25, 1998.

                (ii) Exhibit 99.2 -- Agreement of Compromise and Settlement dated as of March 24, 1998 between the Company and HealthMed, Inc., Mitchell J. Stein, George P. Rutland, Edward L. Hennessy, Jr. and Wallace O. Raubenheimer.

        SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LIDAK PHARMACEUTICALS

Date:   March 26, 1998             By:/s/Jeffery B. Weinress
                                   -------------------------
                                   Jeffery B. Weinress
                                   Vice President & Chief Financial Officer